EVOLVE SOFTWARE, INC.
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT





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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into as of November 13, 2001 (as amended from time to time, this "LOAN AGREEMENT") between EVOLVE SOFTWARE, INC., a Delaware corporation (herein called "BORROWER"), and COMERICA BANK-CALIFORNIA, successor by merger to Imperial Bank (herein called "BANK"). This Loan Agreement amends, restates and supercedes in its entirety that certain Loan and Security Agreement dated as of January 31, 2001, entered into between Borrower and Imperial Bank (the "ORIGINAL LOAN AGREEMENT").

                                    RECITALS

     A. Borrower is in violation of the financial covenant for the reporting period ended September 30, 2001, set forth in (1) Section 6.7(a) of the Original Loan Agreement that Borrower maintain a Quick Ratio of at least 1.75:1.00 for each of the calendar months July through September, 2001, (2) Section 6.7(b) of the Original Loan Agreement that Borrower maintain a Liquidity Ratio of at least 1.75:1.00 for each of the calendar months August through September, 2001 and (3)
Section 6.7(c) of the Original Loan Agreement that Borrower maintain minimum revenues, for each of the calendar months April through September, 2001, of not less than 80% of Borrower's projected gross revenue, which violations constitute an Event of Default under Section 8.2 of the Original Loan Agreement (the "CURRENT EVENTS OF DEFAULT").

     B. Borrower has requested and Bank has agreed to (1) waive the Current Events of Default, and (2) amend and restate the Original Loan
Agreement,  all  in  accordance with the terms set forth in this Loan Agreement.


                                    AGREEMENT

     The  parties  agree  as  follows:

SECTION  1.     DEFINITIONS  AND  CONSTRUCTION.

DEFINITIONS. Capitalized terms used in this Agreement without definitions shall have the meanings set forth on Exhibit A hereto.

ACCOUNTING TERMS. All accounting terms not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term "FINANCIAL STATEMENTS" shall include the accompanying notes and schedules.

SECTION  2.     LOAN  AND  TERMS  OF  PAYMENT.

CREDIT  EXTENSIONS.

          (a) Borrower promises to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.


                                       1.
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          (b)     REVOLVING  ADVANCES.

               (i) INITIAL REVOLVING ADVANCES. Subject to and upon the terms and conditions of this Loan Agreement, Borrower may request from Bank, at any time and from time to time from the date hereof through December 31, 2001 ("INITIAL REVOLVING MATURITY DATE"), loans (each an "INITIAL REVOLVING ADVANCE"; collectively, the "INITIAL REVOLVING ADVANCES"), subject to Section 2.1(b)(iv), in an aggregate outstanding amount not to exceed the lesser of (A) the Committed Revolving Line and (B) the amount of cash collateral deposited by Borrower with Bank and Custodian to secure such Initial Revolving Advances.

               (ii) FINAL REVOLVING ADVANCES. Subject to and upon the terms and conditions of this Loan Agreement Borrower may request from Bank, from the Initial Revolving Maturity Date through the Final Revolving Maturity Date, loans (each a "FINAL REVOLVING ADVANCE"; collectively, with Initial Revolving Advances, the "REVOLVING ADVANCES"), subject to Section 2.1(b)(iv), in an aggregate outstanding amount not to exceed the amount resulting from deducting the amount of Initial Revolving Advances outstanding on such date from the lesser of (A) the Committed Revolving Line and (B) the Borrowing Base. Notwithstanding anything in this Loan Agreement to the contrary, Borrower agrees that no Final Revolving Advance shall be made by Bank if: (1) any Event of Default has occurred and is continuing at the time Borrower requests a Final Revolving Advance, or (2) Bank has completed an audit of Borrower's books and records relating to the Eligible Accounts and Collateral on or before December 15, 2001, the results of which are not satisfactory to Bank as determined in its sole and absolute discretion ("FINAL REVOLVING REQUIREMENTS").

               (iii) LETTERS OF CREDIT. Subject to the availability under the Committed Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, Bank shall issue for the account of Borrower commercial and/or standby letters of credit (collectively, the "LETTERS OF CREDIT") as Borrower may request, which request shall be made by delivering to Bank a duly executed letter of credit application on Bank's standard form (1) at any time and from time to time from the date hereof through the Business Day immediately prior to the Initial Revolving Maturity Date, in aggregate amounts not to exceed the aggregate amounts deposited by Borrower with Bank as cash collateral for each such Letter of Credit (including all fees charged by Bank thereon), (2) at any time from the Initial Revolving Maturity Date through the Business Day immediately prior to the Final Revolving Maturity Date and upon the satisfaction of the Final Revolving Requirements, in aggregate amounts not to exceed the Borrowing Base less the aggregate of all Revolving Advances outstanding. Notwithstanding anything to the contrary in this Loan Agreement, the outstanding and undrawn amounts under all Letters of Credit at any time shall not exceed $3,000,000 less the aggregate of all Revolving Advances outstanding at such time, and shall be deemed to constitute Revolving Advances for the purpose of calculating availability under the Committed Revolving Line. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. Borrower will pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit for Borrower.

               (iv) Subject to Sections 2.1(b) and 2.1(b)(ii), amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the earlier to occur of (a) the Final Revolving Maturity Date and


                                       2.
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(b)  the  termination  of Bank's obligation to advance money pursuant to Section
11.1(b), at which time all Revolving Advances under this Section 2.1(b) shall be immediately due and payable. Borrower may prepay any Revolving Advances at any time, in whole or in part, without penalty or premium. Revolving Advances may be used for Revolving Advance Permitted Uses only. If the aggregate amount of the outstanding Revolving Advances (including outstanding and undrawn Letters of Credit) exceeds the amounts that Borrower is allowed to borrow pursuant to this
Section 2.l(b) at any time, Borrower shall promptly pay to Bank, in cash, the amount of such excess.

               (v) Whenever Borrower desires a Revolving Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific Standard Time, on the Business Day that the Revolving Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Revolving Advances under this Loan Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Revolving Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or losses suffered by Bank as a result of such reliance. Bank will credit the amount of Revolving Advances made under this Section 2.1(b) to Borrower's deposit account maintained with Bank.

               (vi) Interest shall accrue from the date of each Revolving Advance at the rate specified in Section 2.2(a), and shall be payable monthly on the first day of each month through the Final Revolving Maturity Date.

          (c) EXISTING EQUIPMENT ADVANCES. Borrower acknowledges that Bank has provided equipment loans (each an "EQUIPMENT ADVANCE" and collectively, "EQUIPMENT ADVANCES") to Borrower pursuant to Borrower's request under the Original Loan Agreement on the terms and conditions set forth in the Original Loan Agreement. Borrower hereby acknowledges and agrees that the current outstanding principal balance of the Equipment Advances made under the Original Loan Agreement is $4,356,718. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Equipment Advances in equal monthly principal installments of $198,032.66, along with all accrued interest thereon at the interest rate calculated according to
Section 2.2 hereof. Borrower agrees that no new Equipment Advances shall be made under this Loan Agreement after the date hereof, and acknowledges and agrees that Bank shall have no obligation to make any new Equipment Advances. Borrower shall have the right to prepay at any time all outstanding Equipment Advances, along with accrued interest thereon, without any premium or penalty.

INTEREST  RATES,  PAYMENTS,  AND  CALCULATIONS.

          (d)     INTEREST  RATES.

               (i) REVOLVING ADVANCES. Except as set forth in Section 2.2(b), the Revolving Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to .75% above the Prime Rate.


                                       3.
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               (ii)     EQUIPMENT  ADVANCES.  Except  as  set  forth  in Section
2.2(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to (1) prior to Borrower's raising additional equity after September 26, 2001 from one or more issuances of new securities in an aggregate amount equal to or greater than $20,000,000, 1.50% above the Prime Rate, (2) 1.00% above the Prime Rate thereafter.

          (e) LATE FEE; DEFAULT RATE. If any payment is not made within ten days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) 5% of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to the lesser of (y) five percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default or (z) the maximum amount permitted to be charged under applicable law.

          (f) PAYMENTS. Bank shall, at its option, charge any interest due hereunder, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

          (g) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce the Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained in this Loan Agreement, any wire transfer or payment received by Bank after 12:00 noon Pacific Standard Time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.


                                       4.
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SECTION  3.     COMERICA  BANK-CALIFORNIA, SUCCESSOR BY MERGER TO IMPERIAL BANK.
Each Loan Document is hereby amended so that all references to Bank therein shall be references to Comerica Bank-California, successor by merger to Imperial Bank.

SECTION  4.     LIMITED  WAIVER.

     Bank hereby waives the Current Events of Default. The waiver set forth in this Section 4 shall be limited precisely as written and shall not be deemed to
(i) be a waiver of or an amendment to any term or condition of the Loan Agreement or any other Loan Document, (ii) prejudice any right or remedy which any party may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, or (iii) be a consent to any future waiver or amendment.

SECTION  5.     CONDITIONS  PRECEDENT.

CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS LOAN AGREEMENT. The legal effectiveness of this Loan Agreement is subject to the satisfaction of all of the following conditions precedent:

          (a) EXECUTED LOAN AGREEMENT. Bank shall have received this Loan Agreement duly executed and delivered by Borrower and the same shall have become effective.

          (b) OFFICER'S CERTIFICATE. Bank shall have received a duly executed officer's certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Loan Agreement.

          (c) CONTROL AGREEMENTS. Bank shall have received (1) a Control Agreement, duly executed by Borrower and Custodian in favor of Bank in order to perfect Bank's security interest in securities and cash deposited by Borrower in the securities account number xxxxxxxxx and any other account set up by Borrower with Custodian ("CUSTODIAN ACCOUNT"), and the same shall have become effective, and (2) a Control Agreement, duly executed by Borrower and Monarch Funds, LLC, a Delaware business trust ("MONARCH") in favor of Bank in order to perfect Bank's security interest in securities and cash deposited by Borrower in the securities account number xxxxxxxxx and any other account set up by Borrower with Monarch ("MONARCH ACCOUNT"; collectively with Custodian Account, the "ACCOUNTS"), and the same shall have become effective.

          (d) CERTIFICATE OF DEPOSIT. Borrower shall have transferred funds in cash or immediately available funds in an amount equal to $2,901,127 to be placed in a certificate of deposit ("CERTIFICATE OF DEPOSIT"), under the exclusive dominion and control of Bank, as security for the full, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of Borrower's obligations to repay the Revolving Advances.

          (e) LOAN FEE. Bank shall have received from Borrower a loan fee in the amount of Seven Thousand Five Hundred Dollars ($7,500).

          (f) TERM SHEET. Bank shall have received copies of definitive term sheets for equity investments in the stock of Borrower signed by Warburg Pincus on terms and conditions acceptable to Bank in its sole and absolute condition.


                                       5.
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          (g)     FINANCIAL  CONDITION.  There  shall  have occurred no material adverse change in the financial condition or prospects of Borrower as shown on the most recent financial statements submitted to Bank or disclosed to Bank, respectively, and relied upon by Bank in entering into this Loan Agreement.

          (h) NO DEFAULT. No Event of Default has occurred that remains uncured and is continuing or will result from the consummation of the transactions contemplated by this Loan Agreement.

          (i) BANK EXPENSES. Bank shall have received reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its reasonable attorneys' fees and expenses) in connection with this Loan Agreement and the transactions contemplated hereby.

          (j) UCC STATEMENTS. Bank shall have received from Borrower (1) duly executed financing statements (Forms UCC-1) as Bank deems necessary or appropriate, and (2) copies of duly filed UCC termination statements as Bank deems necessary or appropriate.

          (k) AUDIT. Bank, at Bank's option, shall have performed an audit of the Collateral, the results of which shall be satisfactory to Bank, such audit to be completed, if at all, within ten days after the date hereof.

CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. The obligation of Bank to make each Credit Extension, including each Initial Revolving Advance, is further subject to the following conditions:

          (l) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

          (m) the representations and warranties contained in Section 7 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 5.2.

SECTION  6.     EFFECTIVENESS  OF  SECURITY  INTEREST.

     Borrower hereby covenants for the benefit of Bank that the security interest granted to Bank pursuant to the Original Loan Agreement continues to be valid and enforceable and that Bank has and will continue to have a security interest in all presently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently-existing Collateral, and will constitute a valid, first priority security interest in


                                       6.

later-acquired Collateral. Notwithstanding any termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding. Borrower further covenants for the benefit of Bank that Bank shall continue to have the rights provided Bank pursuant to Section 4 of the Original Loan Agreement, including, without limitation the right, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     Additionally, Borrower hereby grants to Bank a security interest in (a) the Certificate of Deposit, b) the Accounts, and (c) the proceeds, increase and products of each of the Certificate of Deposit and the Accounts, all accessions thereto, and all property which Borrower may receive on account of each of the Certificate of Deposit and the Accounts, as additional security.

SECTION  7.     REPRESENTATIONS  AND  WARRANTIES.

     Borrower  represents  and  warrants  as  follows:

DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, which default could have a Material Adverse Effect.

COLLATERAL. Borrower has good title to the Collateral, free and clear of Liens, except for Permitted Liens. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of an actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

INTELLECTUAL PROPERTY COLLATERAL. Borrower is the sole owner of the Intellectual Property Collateral, except for Licenses granted by Borrower to its customers in the ordinary course of business. Each of the Copyrights, Trademarks and Patents is, to Borrower's knowledge, valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a


                                       7.

Material Adverse Effect. Except as set forth in the Schedule, Borrower's rights as a licensee and reseller of intellectual property do not give rise to more than 5% of its gross revenue in any given month, including, without limitation, revenue derived from the sale, licensing, rendering or disposition of any product or service.

NAME; LOCATION OF CHIEF EXECUTIVE OFFICE AND COLLATERAL. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 12 hereof. The Collateral is presently located at the addresses set forth on the Schedule.

LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

SOLVENCY, PAYMENT OF DEBTS. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower's Assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities less its deferred maintenance and royalties and other revenue derived from Licenses; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Loan Agreement.

COMPLIANCE WITH LAWS AND REGULATIONS. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP.


                                       8.
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SUBSIDIARIES.  Borrower  does  not  own any stock, partnership interest or other equity  securities  of  any  Person,  except  for  Permitted  Investments.

GOVERNMENT CONSENTS. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

INBOUND LICENSES. Except as disclosed on the Schedule, Borrower is not a party to, nor is bound by, any License or other agreement that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such License or agreement or any other property.

NEW EQUITY. Borrower closed a sale of preferred stock with investors on October 9, 2001, and received in excess of $10,000,000 in proceeds therefrom.

FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

SECTION  8.     AFFIRMATIVE  COVENANTS.

     Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

GOOD STANDING AND GOVERNMENT COMPLIANCE. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES.  Borrower shall deliver to Bank:
(a) as soon as available, but in any event within 20 Business Days after the end of each calendar month, a company-prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within 95 days after the end of Borrower's fiscal


                                       9.

year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $250,000 or more; (d) such budgets, sales projections, operating plans or other financial information generally prepared by Borrower in the ordinary course of business as Bank may reasonably request from time to time; and (e) within 30 days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower's Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Loan Agreement. Borrower shall deliver to Bank on or before December 15, 2001, a copy of Borrower's pro forma financial statements for the calendar year ending December 31, 2002, in form and substance satisfactory to Bank in its sole and absolute discretion.

          (a) Within 10 Business Days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

          (b) Within 20 Business Days after the last day of each month, Borrower shall deliver to Bank, with the monthly financial statements, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

          (c) Bank shall have a right from time to time hereafter to audit Borrower's Accounts and appraise Collateral at Borrower's expense, provided that such audits will be conducted no more often than two times in any 12 month period unless an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary herein, if there is no continuing Event of Default at the time Bank verifies Accounts, Bank shall not identify itself as Bank to the Account debtors.

INVENTORY; RETURNS. Borrower does not currently maintain Inventory of any significant magnitude, however, Borrower shall keep the Inventory it has in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries of Inventory and of all disputes and claims involving Inventory with an amount of more than $100,000.

TAXES. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will


                                      10.

execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

INSURANCE.

          (d) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower's.

          (e) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least 20 days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower's option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank's option, be payable to Bank to be applied on account of the Obligations.

PRIMARY DEPOSITORY. Borrower shall maintain its primary depositary account and banking relationship with Bank.

FINANCIAL  COVENANTS.  Borrower  shall:

               (f) BANK LIQUIDITY RATIO. Maintain at all times a Bank Liquidity Ratio of 1.50:1.00 from the date hereof until December 31, 2002 and 1.25:1.00 thereafter. As used herein, "BANK LIQUIDITY RATIO" on any given date shall be defined as (a) the sum of cash deposited by Borrower with Bank plus cash deposited by Borrower with Custodian to (b) the sum of the aggregate amount of outstanding Revolving Advances and Equipment Advances not otherwise cash-collateralized as of such date.

               (g) COMPANY LIQUIDITY RATIO. Beginning from the month ending December 31, 2001, and calculated on a monthly basis thereafter, maintain the greater of either (1) a ratio of (a) the sum of (i) cash deposited by Borrower with Bank plus cash deposited by Borrower with Custodian plus the Certificate of Deposit (collectively, "UNRESTRICTED CASH") plus (ii) the amount available as of the date of determination under the Committed Revolving Line, to (b) the sum of


                                      11.

(x) Borrower's total Indebtedness to Bank plus (y) all other secured Indebtedness of Borrower, of at least 1.75:1.00, or (2) Unrestricted Cash of at least $14,000,000 until December 31, 2001, and at least $8,000,000 thereafter.

               (h) MAXIMUM LEVERAGE RATIO. Beginning from the month ending December 31, 2001, and calculated on a monthly basis thereafter, maintain, a Leverage Ratio not to exceed 2.25:1.00. As used herein, "LEVERAGE RATIO" shall be defined as total liabilities of Borrower less deferred revenue divided by Tangible Net Worth. As used herein, "TANGIBLE NET WORTH" shall be defined as the sum of all of Borrower's assets, excluding any value for goodwill, Trademarks, Patents, Copyrights, organization expense and other similar intangible items, less all Borrower's liabilities, plus Subordinated Debt.

     REGISTRATION  OF  INTELLECTUAL  PROPERTY  RIGHTS.

               (i) Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable: (i) those intellectual property rights listed on Exhibits A, B and C to any intellectual property security agreements delivered to Bank by Borrower pursuant to Section 8.8(b), (ii) all registrable intellectual property rights Borrower has developed as of the date of this Loan Agreement but heretofore failed to register, within 30 days of the date of this Loan Agreement, and (iii) those additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product, prior to the sale or licensing of such product to any third party, and prior to Borrower's use of such product (including without limitation major revisions or additions which significantly improve the functionality of the intellectual property rights listed on such Exhibits A, B and C). Borrower shall give Bank notice of all such applications or registrations.

               (j) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral. Additionally, Borrower shall deliver to Bank on a semi-annual basis, executed originals of Bank's standard form of Intellectual Property Security Agreement with appropriate insertions, schedules and other information, including, without limitation, all titles, names or marks together with all relevant registration and/or application numbers and registration and/or filing dates, sufficient for Bank to file a security interest in all the Intellectual Property Collateral of Borrower in which Bank does not already have a perfected security interest.

               (k) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights material to Borrower's ongoing operations to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

               (l) Bank may audit Borrower's Intellectual Property Collateral to confirm compliance with this Section 8.8, provided such audit may not occur more often than two times in any twelve-month period, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not


                                      12.

the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Section 8.8 to take but which Borrower fails to take, after 15 days' written notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 8.8.

CONSENT OF INBOUND LICENSORS. Prior to entering into or becoming bound by any License or agreement that is reasonably likely to have a material impact on Borrower's business or financial condition, Borrower shall: (i) provide written notice to Bank of the material terms of such License or agreement with a description of its likely impact on Borrower's business or financial condition; and (ii) take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrower's interest in such Licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable License or agreement, whether now existing or entered into in the future.

FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Loan Agreement.

SECTION  9.     NEGATIVE  COVENANTS.

     Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank's prior written consent:

DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, to "TRANSFER"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Permitted Transfers.

CHANGE IN BUSINESS; CHANGE IN CONTROL OR EXECUTIVE OFFICE. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower. Borrower will not have a Change in Control and will not, without 30 days prior written notification to Bank, relocate its chief executive office.

MERGERS OR ACQUISITIONS. Other than in the normal and ordinary course of Borrower's business, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other Person (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where, upon the prior written consent of Bank, which consent shall not be unreasonably withheld (i) the Borrower or Subsidiary, as applicable, is the surviving entity after such merger or acquisition and (ii) no Event of Default has occurred, is continuing or would exist after giving effect to the transactions.

INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.


                                      13.

ENCUMBRANCES. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower's property.

DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may repurchase the stock of former employees, consultants and independent contractors pursuant to stock repurchase agreements as long as (a) the market value of such stock is greater than the repurchase price, and (b) an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

INVESTMENTS. Other than in the normal and ordinary course of Borrower's business, directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except (a) transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person, and (b) as set forth in paragraph (e) of the definition of "Permitted Indebtedness."

SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent, which consent shall not be unreasonably withheld.

INVENTORY AND EQUIPMENT. Store the Inventory or the Equipment with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the locations set forth on the Schedule and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

COMPLIANCE. Become or be controlled by an "INVESTMENT COMPANY," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.


                                      14.

SECTION  10.     EVENTS  OF  DEFAULT.

     Any one or more of the following events shall constitute an Event of Default by Borrower under this Loan Agreement:

PAYMENT DEFAULT. If Borrower fails to pay any of the Obligations and such failure continues for 3 Business Days or more after the due date, provided that within such 3 Business Day cure period, the failure to pay shall not be deemed an Event of Default, but no Credit Extensions will be made;

COVENANT DEFAULT. If Borrower fails to perform any obligation under Article 7 or violates any of the covenants contained in Article 8 of this Loan Agreement, or fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Loan Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten day period or cannot after diligent attempts by Borrower be cured within such ten day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

MATERIAL ADVERSE CHANGE. If there occurs a material adverse change in Borrower's business or financial condition taken as a whole, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against


                                      15.

Borrower and is not dismissed or stayed within 30 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $250,000 or that could have a Material Adverse Effect; provided, however, that the Event of Default under this Section
10.6 caused by the occurrence of a default under another agreement described in this Section 10.6 shall be cured for purposes of this Loan Agreement upon the receipt of proof by Bank of the cure or waiver of the default under such other agreement;

SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $250,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of 10 Business Days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or

MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Loan Agreement or to induce Bank to enter into this Loan Agreement or any other Loan Document.

SECTION  11.     BANK'S  RIGHTS  AND  REMEDIES.

RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand (except that Bank shall provide Borrower a notice of the occurrence of an Event of Default prior to enforcing its rights against any deposit, securities or other account including, but not limited to, the amounts on deposit in the Certificate of Deposit and the amounts deposited by Borrower with Monarch Securities and Comerica Securities, Inc.), do any one or more of the following, all of which are authorized by Borrower:

          (a) Declare all Obligations, whether evidenced by this Loan Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 10.5, all Obligations shall become immediately due and payable without any action by Bank);

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Loan Agreement or under any other agreement between Borrower and Bank;

          (c) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit;


                                      16.

          (d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

          (e) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

          (f) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

          (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 11.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 11.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

          (h) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

          (i)     Bank  may  credit  bid  and  purchase  at any public sale; and

          (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse
Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (f) settle


                                      17.

and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; and (h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the UCC; provided, however, that Bank may file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until the earlier of the cure or waiver of the Event of Default or such time as all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

ACCOUNTS COLLECTION. At any time during the term of this Loan Agreement, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Loan Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 8.5 of this Loan Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Loan Agreement.

BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices and Section 9-207 of the UCC, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower, except where such loss, damage or destruction results from the gross negligence or willful misconduct of Bank or Bank's failure to comply with Section 9-207 of the UCC.

REMEDIES CUMULATIVE. Bank's rights and remedies under this Loan Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have


                                      18.

all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, Instruments, Chattel Paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

SECTION  12.     NOTICES.

     Unless otherwise provided in this Loan Agreement, all notices or demands by any party relating to this Loan Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

     If  to  Borrower:     Evolve  Software,  Inc.
                           1400  65th  Street,  Suite  100
                           Emeryville,  CA  94608
                           Attn:     Kenneth  J.  Bozzini,
                           Chief Financial Officer & Vice President of Finance
                           Fax:     (510)  428-6902

     If  to  Bank:         Comerica  Bank-California
                           Emerging  Growth  Division
                           555  California  Street,  Suite  3160
                           San  Francisco,  CA  94104
                           Attn:     Philip  Koblis
                           Fax:     (415)  705-5818

     with a copy to:       Comerica  Bank-California
                           226  Airport  Parkway
                           San  Jose,  CA  95110
                           Attn:  Corporate  Banking  Center
                           Fax:  (408)  451-8586

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.


                                      19.

SECTION  13.     CHOICE  OF  LAW  AND  VENUE;  JURY  TRIAL  WAIVER.

     This Loan Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS LOAN AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION  14.     GENERAL  PROVISIONS.

SUCCESSORS AND ASSIGNS. This Loan Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Loan Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

INDEMNIFICATION. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Loan Agreement; and (b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Loan Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct. Bank may not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this Section 14.2 without giving notice thereof to Borrower. If Bank or any other indemnified party obtains recovery of any of the amounts that Borrower has paid to them pursuant to the indemnity set forth in this Section, then Bank or such other indemnified party, as applicable, shall promptly pay to Borrower such amounts paid by Borrower.

TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Loan Agreement.

SEVERABILITY OF PROVISIONS. Each provision of this Loan Agreement shall be severable from every other provision of this Loan Agreement for the purpose of determining the legal enforceability of any specific provision.


                                      20.

AMENDMENTS IN WRITING, INTEGRATION. All amendments to or terminations of this Loan Agreement must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Loan Agreement, if any, are merged into this Loan Agreement and the Loan Documents.

COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Loan Agreement.

SURVIVAL.  All  covenants,  representations  and  warranties  made  in this Loan
Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section
14.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

CONFIDENTIALITY. In handling any confidential information Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Loan Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower,
(ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, provided that Bank shall, if permitted by applicable law, use its best efforts to notify Borrower in advance of any such disclosure; (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.


                                      21.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed as of the date first above written.

                              EVOLVE  SOFTWARE,  INC.

                              By: ____________________________________________

                              Name: __________________________________________

                              Title: _________________________________________


                              COMERICA  BANK-CALIFORNIA,
                              successor  by  merger  to  Imperial  Bank

                              By: ____________________________________________

                              Name: __________________________________________

                              Title: _________________________________________


                                      22.